Exhibit 99.1 Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation September 2022

Forward-Looking Statements and Other Disclaimers

FREQUENCY THERAPEUTICS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the design of Frequency Therapeutics' (the "Company") Phase 2b trial of FX-322, including the type of SNHL that the enrolled patients will have and the ability of design features to reduce bias, the timing of the Company's trials, including the Phase 2b trial of FX-322, Phase 1b trial of FX-345, and Phase 1 trial in the multiple sclerosis ("MS") remyelination program, the interpretation and implications of the results and learnings of previous FX-322 clinical studies, the acceptance by the FDA of particular endpoints in the Company's trials, the treatment potential of FX-322, FX-345, and the novel approach for remyelination in MS, the timing and progress of the FX-345 and remyelination programs, the sufficiency of the Company's cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the size of the population with MS, estimates of the commercial opportunity of FX-322, FX-345, and the novel approach to remyelination, the impact on existing treatment paradigms, the potential for payor reimbursements for treatment, the ability of our technology platform to provide patient benefit, and the potential application of the progenitor cell activation ("PCA") platform to other diseases.

These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company's ongoing and planned clinical trials, research and development and manufacturing activities, the Company's business and financial markets; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company's dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption "Risk factors" in the Company's Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 9, 2022 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

© Frequency Therapeutics, Inc. | 2

Vision A new approach to regenerative medicine • Using small molecules to activate the body’s innate regenerative potential • Applicable to many other degenerative diseases with large patient populations Opportunity The first drug candidate shown to improve hearing • Potential to transform treatment for millions • Key clinical readout in Q1 2023 © Frequency Therapeutics, Inc. | 3

Significant Near-Term Clinical Milestones and Data Readouts

FREQUENCY THERAPEUTICS

Capitalized to Achieve Major Milestones

FX-322

Lead Hearing Program

Phase 2b 208 study readout

Q1 2023

Lead hearing restoration study in sudden sensorineural and noise-induced hearing loss

FX-345

Second Hearing Program

Phase 1b readout

H2 2023

New hearing restoration candidate explores impact of broader cochlear drug distribution

Development Candidate

MS Remyelination Program

Advance to Phase 1 Study

H2 2023

Small-molecule therapeutic to activate oligodendrocyte precursor cells to restore myelin

© Frequency Therapeutics, Inc. | 4

Transforming the Standard of Care for Hearing Loss FX-322 for Hearing Restoration SIGNIFICANT POTENTIAL PARADIGM- UNMET NEED CHANGING THERAPY There are no solutions to Enhancing speech perception address the underlying biological — the greatest need for millions cause of hearing loss of individuals with hearing loss © © Fre Frequenc quency y Th Thera erapeuti peutics, cs, Inc. Inc. || 5 5

FX-322: A Small Molecule Candidate to Address the Underlying Pathology Combination of pathways aims to activate progenitor cells and regenerate sensory cells in the cochlea © Frequency Therapeutics, Inc. | 6

FX-322: Directly Targeting the Regeneration of Sensory Hair Cells in the Cochlea The injection concentrates FX-322 FX-322 is administered via a standard in the cochlear region critical for intratympanic injection, a routine speech intelligibility procedure performed by ENTs © Frequency Therapeutics, Inc. | 7

Clinical Impact of a 5-word Improvement for Hearing Loss Patient • 5-word increase out 50 of 50 (10% absolute) is clinically meaningful 5-word improvement 40 can allow individual to Speech perception delay/avoid • Impacts treatment range of procedure recommendation cochlear implant 30 candidate 29 • Individuals with stable 26 hearing loss do not 20 spontaneously improve 16 14 10 7 0 © Frequency Therapeutics, Inc. | 8 Number of Words Correct ( out of 50)

Speech Perception Improvements with FX - 322 Data from FX-322 – 201 Phase 1/2 Study • More than 30% of 50 subjects had a greater 47 than 5-word 40 improvement in speech 39 38 perception scores 34 30 • Some subjects 29 26 more than doubled their scores 20 Baseline — 20 Correct words out of 50 16 • Some maintained 14 Day 90 — 10 Correct words improvements one to out of 50 two years later 7 Statistically Significant 0 Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 Published in Otology and Neurotology, February 2021 Improved Speech Intelligibility in Subjects with Stable © Frequency Therapeutics, Inc. | 9 Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al.) Number of Words Correct ( out of 50)

Outcomes from Five FX-322 Studies

Building a Clinical Path for a Hearing Therapeutic

Sudden and noise-induced SNHL	Sudden and noise-induced SNHL	All etiologies	Age-related, no sudden or noise-induced	Severe, all etiologies
FX-322-201 Double blind Placebo controlled	**FX-322-202** Double blind Placebo controlled	**FX-322-111** Open label study	**FX-322-112** Double blind Placebo controlled	**FX-322-113** Double blind Placebo controlled
Mild-to-mod. severe **Aged 18-65** **N=23**	**Mild-to-mod. severe** **Aged 18-65** **N=96 (4x injections)**	**Mild-severe** **Aged 18-65** **N=33**	**Mild-to-mod. severe** **Aged 66-85** **N=30**	**Severe hearing loss** **Aged 18-65** **N=31**
Statistically significant, clinically meaningful improvement in speech perception in treatment group	High percentage of responses in untreated and placebo ears	Statistically significant, clinically meaningful improvement in speech perception in treatment group	Limited response in treatment group. Study excluded older individuals with noise-induced and sudden hearing loss	Hearing improvements shown in multiple subjects using signal-to-noise measures

No Drug-Related Serious Adverse Events
>200 Subjects Dosed

- Hearing signal (FX-322-201, FX-322-111, FX-322-113)
- No change between placebo and treated groups (FX-322-112)
- Inconsistent baselines undermined data (FX-322-202)

© Frequency Therapeutics, Inc. | 10

Pooled FX-322 Data Across Studies Shows Pattern of Response Studies 201, 111, 112 & 113 20 Exceeds 95% Confidence Interval 10 +5 words 0 -5 words -10 Treated Untreated Placebo 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007). © Frequency Therapeutics, Inc. | 11 Word improvement to reach 95% confidence interval depends on starting performance. Change in Words

Pooled Single-Dose Studies Defined Etiology/Severity for 208 Study Moderately- Moderate Mild Severe Severe Noise 0% 0% 33% 17% (18-65 years) Sudden 0% 27% 40% 8% (18-65 years) Placebo and untreated ears had a 3% response rate 208 Trial Age-related 0% 7% 0% (65+ years) 94 subjects, single dose Circle size = # of people tested Color = % of responders © Frequency Therapeutics, Inc. | 12

Substantial and Growing Need within Target Population Moderately- Moderate Mild Severe Severe Noise 33% 33% (18-65 years) 208 study: Target population 7-10 million Sudden 40% 27% 27% 40% people in the U.S. (18-65 years) 208 Trial Age-related (65+ years) 94 subjects, single dose Circle size = # of people tested Color = % of responders © Frequency Therapeutics, Inc. | 13

FX-322-208 Phase 2B Study Powered to show statistically significant improvement in speech perception 124 Subjects, SSNHL and NIHL, Ages 18-65 3 screenings to enter lead-in Pure tone average 35-85 dBHL Rigorous Study Design Start of 1-Month Lead-in Day -30 Lead-in phase with multiple baseline measures Lead-in Day -15 Ability to disqualify subjects based on test stability Baseline Day 1 All sessions recorded and monitored Randomize Sites and patients masked FX-322 Placebo to qualifying test results Placebo 1X 1X 1X N = 62 N = 62 N = 62 Follow-up Visits: Days 30, 60, 90 © Frequency Therapeutics, Inc. | 14

Clearly Defined Criteria for FX-322-208 Study Success

Pre-specified, FDA-aligned clinical endpoints

Powered to detect efficacy over placebo

Study powered to show greater responder rate in FX-322 treated patients than placebo ($p<0.05$)*

*80% power assuming 20% effect size

Pre-Specified Responder Definition

Responders have statistically significant and clinically meaningful improvements (Exceed 95% confidence interval on speech perception test*)

*Speech perception test used as a primary endpoint is pre-specified but not publicly disclosed to keep clinicians and patients blinded

© Frequency Therapeutics, Inc. | 15

Clear Commercial Path First Potential Therapy for Millions of People with Hearing Loss Small molecule Established ENT Path to approach physician channel reimbursement — Not gene or cell therapy— Medicine would enable — Existing reimbursement ENTs to offer intervention to (and CPT code) for — Favorable safety profile patients with SNHL trans-tympanic injection — Ease of manufacturing and — Standard trans-tympanic — ENTs are currently drug delivery injection reimbursed for many hearing interventions © © Fre Frequenc quency y Th Thera erapeuti peutics, cs, Inc. Inc. || 16 16

Hearing Loss Can Have a Significant Impact on Overall Health July, 2020 November, 2018 Increased risks with untreated hearing loss “Hearing loss is the largest potentially modifiable risk factor 50% 41% for developing dementia” Dementia Depression JAMA Nov 8, 2018, Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study. © Frequency Therapeutics, Inc. | 17

Opportunities Enabled by a Positive FX-322-208 Study Outcome Regulatory Defined path to registrational studies • Potential for FX-322-208 to be considered a pivotal study • One additional study for approval Potential for Breakthrough Therapy designation FX-322 Partner Milestones $625m for ex-US development and commercialization AST Development milestone payments to Frequency • $90 million for Phase 2b start in Europe and Asia • $140 million for Phase 3 start in Europe and Asia © Frequency Therapeutics, Inc. | 18

Pipeline Expansion © Frequency Therapeutics, Inc. | 19

New Regenerative Program What if we were able to get greater drug distribution in the cochlea? © Frequency Therapeutics, Inc. | 20

FX-345 Working to Achieve Broad Exposure Through the Cochlea • Second hearing restoration program • Enables coverage of a large portion of the cochlea • Potential to address additional SNHL patient types • Formulation enabling evaluation of a range of dose levels • Developing in addition to FX-322. Clinical data will drive commercial positioning © Frequency Therapeutics, Inc. | 21

FX-345 Creating Effective Drug Levels Through Large Portion of Cochlea © Frequency Therapeutics, Inc. | 22

New Regenerative Program What if we could extend our approach to other degenerative diseases? © Frequency Therapeutics, Inc. | 23

Novel Frequency Small Molecule Inhibitors Drive Oligodendrocyte Differentiation



Frequency discovered a novel and highly effective target

Developed novel chemical entities that are highly potent inducers of oligodendrocyte differentiation

Lead Optimization generated FREQ-162


% Newly Differentiated Oligodendrocytes
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
***
***
***
***
Vehicle
Negative Control
1 nM
3 nM
10 nM
30 nM
100 nM
FREQ-162

- Highly potent
- Highly efficacious
- Orally bioavailable
- Brain penetrant
- Novel chemical entity
- Patent application filed

© Frequency Therapeutics, Inc. | 24

FREQ-162 Outperforms Literature Compounds *In Vivo*

FREQUENCY THERAPEUTICS

Adult mice received 3 doses of comparator compounds or a single dose of FREQ-162
Brains were stained for a marker of newly generated oligodendrocytes
Single dose FREQ-162 induces more OPCs to differentiate than comparator compounds


Vehicle
x 3 days
T3 / Thyromimetic
10 mg/kg x 3 days
α-Lingo Antibody
5 mg/kg x 3 days
Clemastine / Anti-Muscarinic
75 mg/kg x 3 days
FREQ-162
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Blocking antibody

Clemastine: Anti-Muscarinic Class

FREQ-162 induces formation of newly differentiated oligodendrocytes in both white and gray matter

© Frequency Therapeutics, Inc. | 25

The Cuprizone Model of Chronic Demyelination Healthy Control Cuprizone, Vehicle Cortex Corpus Callosum Adult mice were demyelinated via 17 months of cuprizone Striatum administration • Elderly mice with long term demyelination Myelin Basic Protein Myelin Basic Protein © Frequency Therapeutics, Inc. | 26

FREQ-162 Outperforms Published Compounds *In Vivo*

Adult mice received up to 10 daily doses of comparators or a single dose of FREQ-162
Brains were stained for Myelin Basic Protein (green)
Single dose FREQ-162 induces more remyelination than comparator compounds


Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 10 doses
10 mg/kg x 10 doses
5 mg/kg x 3 doses
75 mg/kg x 10 doses
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class	α-Lingo antibody: Lingo inhibitor	Clemastine: Anti-Muscarinic Class	FREQ-162 induces formation of new myelin in white and gray matter

Animals demyelinated for 17 months via cuprizone treatment

© Frequency Therapeutics, Inc. | 27

Frequency NCEs Outperform Competitors: High Magnification FREQ-162 Vehicle Cortex Cortex High magnification view reveals that FREQ-162 Corpus Callosum Corpus Callosum yields myelination • In both white and gray matter • In the appropriate orientation and location Striatum Striatum 5 mg/kg x 1 dose Myelin Basic Protein © Frequency Therapeutics, Inc. | 28

FREQ-162: Highly Reproducible Increases in Myelination All 8 out of 8 mice treated with FREQ-162 showed robust increases in myelination in both white and gray matter tracts Vehicle #1 #2 #3 #4 #5 #7 #6 #8 FREQ-162 #7 #1 #2 #3 #4 #5 #6 #8 Myelin Basic Protein © Frequency Therapeutics, Inc. | 29

Freq-162 Induces Robust 6000 Increases in Myelination Myelin Basic Protein 5000 • Forebrain myelin basic protein levels 4000 quantitated • A single dose of a Frequency compound induces robust remyelination 3000 2000 Dose Fold Compound # of doses P= (mg/kg) change α-Lingo antibody 5 3 0.9 x 0.99 Clemastine 75 10 1.7 x 0.70 1000 Thyroid Hormone (T3) 10 10 1.4 x 0.95 FREQ-162 5 1 7.7 x <0.0001 0 Healthy Vehicle T3 Lingo Ab Clemastine FREQ-162 (10 mg/kg) (5 mg/kg) (75 mg/kg) (5 mg/kg) Naive © Frequency Therapeutics, Inc. | 30 MBP (Intensity Weighted Pixel Count)

Remyelination: Path Forward Discovered novel target Induced high levels of oligodendrocyte differentiation and remyelination in vivo Candidate entering IND- enabling studies © Frequency Therapeutics, Inc. | 31

Our Path Forward Q1 Readout for lead hearing restoration program, with clear success criteria. Alignment with FDA on speech perception endpoints. Second hearing restoration program to explore the impact of broader cochlear drug exposure. Enrollment anticipated to start in Q4 2022. Remyelination program in multiple sclerosis, with a novel target and a strong response in vivo, advancing toward 2023 clinical start. Company is sufficiently capitalized with resources to meet key milestones. • $111.1m in cash and cash equivalents*, runway into 2024 • $90m from Astellas for FX-322 Phase 2b start in Europe and Asia *Number reflects unaudited Cash, Cash Equivalents, and Marketable Securities as of June 30, 2022, and does not include Restricted Cash © Frequency Therapeutics, Inc. | 32

Appendix © Frequency Therapeutics, Inc. | 33 © Frequency Therapeutics, Inc. | 33

Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Enabling Frequency Intestinal Cochlear Therapeutics Regeneration Regeneration Small molecule Langer and Karp publish Same cues reactivate therapeutics show small molecules activate normally inactive clinical proof intestinal progenitors progenitors in the cochlea of concept Niche-independent high-purity cultures of Clonal Expansion of Lgr5-Positive Cells Lgr5+ intestinal stem cells and their progeny from Mammalian Cochlea and High- Purity Generation of Sensory Hair Cells © Frequency Therapeutics, Inc. | 34

Despite Hair Cell Loss, Progenitor Cells Remain Audiogram Human Cochlea Cross-section 47 Year Old Male with Occupational Noise Deafness © Frequency Therapeutics, Inc. | 35

Combination of Pathways to Activate Progenitor Cells Culture Media Glycogen synthase kinase-3 (GSK3) Inhibitor; (laduviglusib) Cochlear Progenitor Proliferation (Lgr5+ – GFP) HDAC Inhibition (sodium valproate) GSK3 + HDAC inhibition HDAC = Histone deacetylase NCE = new chemical entity In vitro mouse model testing © Frequency Therapeutics, Inc. | 36

FX-322 Agents Induce Protein Expression Consistent with Fully Functional Sensory Hair Cells Hair cells Hair cells Hair cells Hair bundles Transducing cell dye Synapses Sensing Sound Creating Signal Transmitting Signal Generating intricate Producing functional Synaptic proteins to communicate hair bundles ion channels with nerve are present McLean et al., 2017, Cell Reports 18, 1917–1929 February 21 © Frequency Therapeutics, Inc. | 37 http://dx.doi.org/10.1016/j.celrep.2017.01.066

Data from Controlled Studies (FX-322-201, FX-322-111)

Improvement Shown in Speech Perception in Quiet with Single Dose

Phase 1/2 Study FX-322-201 Overview

- Placebo-controlled, multi-center, randomized study
- Mild to moderately severe subjects, age 18-65 (n=23)
- NIHL/SSNHL

Study Results

- 33% of subjects achieved 10% or greater absolute improvement in word recognition in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- No meaningful changes in placebo group
- Favorable safety profile


Day-90 Word Recognition Scores Across Studies
FX-322-201 Phase 1/2
FX-322-111 Phase 1b
% Exceeding Absolute 10%
40%
30%
20%
10%
0%
Placebo (n=8)
FX-322 (n=15)
Untreated * (n=32)
FX-322 * (n=32)

Phase 1b Study FX-322-111 Overview

- Compared different FX-322 administration conditions
- Open-label, multi-center, randomized study
- Mild to severe subjects, age 18-65 (n=33)

Study Results

- 34% of subjects achieved 10% or greater absolute improvement in word recognition (WR) in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- Favorable safety profile

**Total of 33 patients enrolled in study, 32 subjects completed 90-day clinical assessment period*

© Frequency Therapeutics, Inc. | 38

FX-322 Phase 1/2 Durability Data: Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing 50 50W Month 16** Month 21** Month 19** Month 13** Month 21** 47 Key Findings 50W 40 Preliminary evidence *25W 50W 39 indicating a durable benefit 38 38 50W 50W of hearing clarity 35 34 *25W 50W 30 30 29 50W Baseline - Correct words out of 50 26 50W Day 90 - Correct words out of 50 50W 22 20 20 1-2 Years - Correct words out of 50 50W 50W 16 50W 14 Three patients who had durable 12 10 improvements in intelligibility also had 50W pure tone audiometry improvements 7 of 10 – 15 dB at the highest frequency tested (8k Hz) 0 Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 * 25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing **Since FX-322 dosing © Frequency Therapeutics, Inc. | 39

FX-322-113: Hearing Signal and Speech Perception Improvements Observed in Subjects with Severe SNHL Double-blind, placebo-controlled study of 31 individuals randomized 4:1 • Pure tone average deficit between 71-90 decibel hearing level (dBHL) • Potential cochlear implant candidates Improvements in Bamford-Kowal-Bench Sentence-in-Noise exam (BKB- SIN) observed in treated ears • BKB-SIN measures signal-to-noise ratios required for subjects to correctly repeat words in sentences • Three FX-322 treated subjects show improvement, two with a 6 dB response • A single placebo subject showed a 3.6 dB change • No improvements observed in words-in-quiet Favorable safety profile • No treatment-related SAEs © Frequency Therapeutics, Inc. | 40 © Frequency Therapeutics, Inc. | 40

Astellas Collaboration: Ex-US Development and Commercialization of FX-322 • Development and commercialization collaboration for FX-322, including lifecycle improvements • Astellas has ex-US rights; Frequency retains US rights to FX-322 Strategic commitment to invest in • Payments of up to $625mm which included $80mm upfront ENT as a therapeutic area - Development milestone payments to Frequency of ————— $65.0 million and $25.0 million upon the first dosing of a Research focus in regenerative patient in a Phase 2b clinical trial for SNHL in Europe and medicine Asia, respectively ————— - $100.0 million and $40.0 million upon the first dosing of a Global footprint in major markets patient in a Phase 3 clinical trial for SNHL in Europe and and distributorship model in Asia, respectively Africa/ME and LATAM • Development & commercialization: Astellas responsible for execution and costs of ex-US clinical development and commercialization © Frequency Therapeutics, Inc. | 41

Proven Leadership Team

FREQUENCY THERAPEUTICS



David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder / CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.



Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA / CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.



Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.



Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.



Sue Stewart, J.D., LLM
Chief Regulatory Officer

CRO at numerous biopharma companies including Kaleido Biosciences, Candel Therapeutics, and regulatory leadership roles at Tokai Pharma, Transmolar and Genzyme Corp.



Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals



Quentin McCubbin, Ph.D.
Chief Manufacturing Officer

Led pharmaceutical sciences and process chemistry at Takeda / Millennium and headed technical operations Cerevel Therapeutics.

© Frequency Therapeutics, Inc. | 42

FREQUENCY THERAPEUTICS

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute, UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine, Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University

Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin

© Frequency Therapeutics, Inc. | 43

Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation September 2022